SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 15, 2006

                            BANKFINANCIAL CORPORATION
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Maryland                       0-51331                 75-3199276
  ---------------------------      -------------------      -------------------
(State or Other Jurisdiction)     (Commission File No.)      I.R.S. Employer
      of Incorporation)                                     Identification No.)


15W060 North Frontage Road, Burr Ridge, Illinois                  60527
------------------------------------------------                --------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (630) 242-7700
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

     On May 15, 2006, the Company issued a press release reporting earnings for the three months ended March 31, 2006 and announced the filing of a First
Quarter 2006 Financial Review. The press release and First Quarter 2006 Financial Review are included as Exhibits 99.1 and 99.2 to this report.

     The information in the preceding paragraph, as well as Exhibits 99.1 and 99.2, is considered to be "furnished" under the Securities Exchange Act of 1934, and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.    Financial Statements and Exhibits.

         (a)  Not Applicable.

         (b)  Not Applicable.

         (c)  Exhibits.

         Exhibit No.                        Description
         -----------                        -----------
         99.1                     Press Release dated May 15, 2006
         99.2                     First Quarter 2006 Financial Review

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       BANKFINANCIAL CORPORATION



Date: May 15, 2006                     By: /s/ F. Morgan Gasior
                                           ------------------------------------
                                           F. Morgan Gasior
                                           Chairman of the Board and
                                             Chief Executive Officer